SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 23, 2004 (SEPTEMBER 23, 2004)

COMMISSION FILE NUMBER 0-25356

P-COM, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	77-0289371
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3175 S. WINCHESTER BOULEVARD
CAMPBELL, CA 95008
(408) 866-3666

(Address, Including Zip Code, and Telephone Number, Including Area
Code, of Registrant’s Principal Executive Offices)

Item 8.01 Other Events.

On September 23, 2004, P-Com issued a press release announcing the renewal of its credit facility with Silicon Valley Bank for an additional year. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit 99.1	News Release of P-Com, Inc., dated September 23, 2004, to report the renewal of P-Com’s credit facility with Silicon Valley Bank for an additional year.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

P-COM, INC.

By:	/s/ Sam Smookler
Sam Smookler President and Chief Executive Officer

Date: September 23, 2004

EXHIBIT INDEX

Exhibit       Description
Exhibit 99.1     Press release of P-Com, Inc. dated September 23, 2004 to report the renewal of P-Com’s credit facility with Silicon Valley Bank for an additional year.